UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2016

Spindle, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55151	20-8241820
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8700 E. Vista Bonita Dr., Suite 260

Scottsdale, AZ 85255

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 800-560-9198

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On May 26, 2015, Spindle, Inc. (the “Company”) entered into a loyalty agreement (the “Agreement”) with Help Worldwide, Inc. (“HWW”). The Agreement provided that the Company would join the HWW network and become a licensed Loyalty Program Operator to enable delivery of a Yowza!! Points program for consumers and merchants in the Yowza!! program. Additionally, HWW was to build a Yowza!! branded Rewards Mall for the redemption of Yowza!! Points. On February 9, 2016, the Company delivered a formal termination letter to HWW for material breach of the Agreement and demanded return of 6,500,000 shares of the Company’s common stock issued to HWW.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPINDLE, INC.
(Registrant)

Date: February 12, 2016	By:	/s/ William E. Clark
Name: William E. Clark
Title: Chief Executive Officer

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